SANCTUM STUDIOS

"THE ATHENA PROJECT" - HYFI CORP - UPDATED TERMS OF SERVICE

04.06.2022

—

JUSTIN FIELDS & JORDAN BROE
SANCTUM STUDIOS
1009 Wilcox Ave., D
Los Angeles, CA 90038
info@sanctumstudios.net

STATEMENT OF WORK (SOW)

This Statement of Work is governed by that certain **CREATIVE SERVICES** Agreement, dated April 06, 2022 (the "Agreement") by and between **HYFI CORP** ("Company") and **SANCTUM STUDIOS**. All capitalized terms not defined herein shall have the meaning set forth in the Agreement.

Start Date: 04/11/2022

End Date: 07/01/2022

Services to Be Performed by SANCTUM STUDIOS:

Conceptualizing, creating, and producing a collection of 20,000 digital art assets based on the Greek Goddess Athena. Description of services provided on a separate "one-sheet."

Deliverables to Be Provided by SANCTUM STUDIOS and Any Deadlines:
2D character concepts (SIX TOTAL), 3D character concepts (TWO TOTAL), 250 "Unique 3D accessories" to be applied to 3D base models to aid in the creation of the total collection of 20,000 ATHENA VARIANTS. Additionally, Sanctum will create a unique "1 of 1" Concept (2D oR 3D TBD) that HyFi can use at their own discretion to help "Gamify" the sale of their NFT collection.

Payment Terms:

- Fixed Price Amount: **$121,000.00 USD + COMMISSIONS AS AGREED UPON IN SCHEDULE A. COMMISSIONS TO BE DISPERSED BY HYFI TO SANCTUM IN USD, BEGINNING THIRTY DAYS AFTER INITIAL OFFERING/SALE OF CREATIVE ASSETS.**
- **33%** Deposit / Payment Date: **$40,333.33 USD / APRIL 4, 2022**
- **REMAINING PAYMENT MILESTONES TO BE DISTRIBUTED AS SUCH:**
  - **$40,333.33 USD / MAY 19, 2022**
  - **$40,333.33 USD / JULY 1, 2022**

Milestone Deliverables/Dates:

Creative Milestone Deliverables	Delivery Date	Amount
1. 2D CHARACTERS/CONCEPTS 1ST ROUND	04/22/22	N/A
2. APPROVED 2D CHARACTERS/CONCEPTS	05/06/22	N/A
3. FINAL DELIVERABLES - 2D ASSET	05/20/22	N/A
4. 3D CHARACTERS/CONCEPTS 1ST ROUND	06/03/22	N/A
5. APPROVED 3D CHARACTERS/CONCEPTS	06/17/22	N/A
6. FINAL DELIVERY OF ALL ASSETS + VARIANTS	07/01/22	N/A

IN WITNESS WHEREOF, the parties hereto have executed this Statement of Work.

SANCTUM STUDIOS:

[signature] 4/6/22

Signature

CLIENT MyF Corp

By: [signature]

Name: Troy E. MacDonald

Title: CEO

Date: March 06, 2022

SANCTUM SOW
PROJECT ORDER - "THE ATHENA" PROJECT

This Project Order is entered into as of the date last signed below (April 06 2022 "Effective Date") by and between **SANCTUM STUDIOS** ("Agency"), and **HYFI CORP** ("Service Client"), pursuant to and in accordance with the Master Creative Services Agreement signed between Agency and Client with an effective date of [04/11/2022] (the "Agreement"). This Project Order defines the Services, Schedule, Fees and other specifications for work to be completed by Agency for Client.

1. TERM OF PROJECT ORDER. The period of performance for this Project Order shall begin on [04/11/2022] and shall be completed no later than [07/01/2022] (the "Expiration Date"). Any extension beyond the Expiration Date must be in writing and signed by both parties.

2. SCOPE OF SERVICES AND DELIVERABLES. Agency shall provide the following Services and Deliverables to Client:

    2.1. Digital Art Collection

        2.1.1. Description: Conceptualizing, creating, and producing a collection of 20,000 digital art assets based on the Greek Goddess Athena

        2.1.2. Deliverables:

            2.1.2.1. 2D Character Concepts (SIX TOTAL)

            2.1.2.2. 3D Character Concepts (FULL-BODY, TWO TOTAL)

            2.1.2.3. 250 "Unique" 3D Accessories

            2.1.2.4. "1 of 1" Concept (2D oR 3D TBD) that HyFi can use at their own discretion to help "Gamify" the sale of their NFT collection.

        2.1.3. Revisions: Allows for initial design and three rounds of revisions.

        2.1.4. Does not allow for: Technical writing, development, or maintenance.

        2.1.5. Fee for Service and Deliverable: [TBD]

        2.1.6. Due Date for Deliverables: [Dates vary - Please refer to additional Agency S.O.W. for Milestone dates].

3. PAYMENTS.

3.1. Compensation. For all of the services described above, Client shall pay the Agency a fixed price total of $[$121,000.00 USD]. Any additional deliverables outside of the scope of this document will incur additional fees. Payments will be made according to the following schedule:

- 33% of the total due 48 HOURS PRIOR TO START OF PROJECT
- Remaining 67% to be disbursed on a monthly schedule until EXPIRATION DATE

3.2. Additional Compensation. For all the services described above. Client shall pay the Agency a fixed commission as per Schedule A which is in addition to the compensation listed above in 3.1. Payments will begin no more than thirty days after initial collection sales offering, and will be made on a monthly basis thereafter, preferably on the last business day of said month.

3.3. Expense Reimbursement: In addition to the compensation in 3.1, Client shall reimburse Agency for the actual cost of: (a) incidental and out-of-pocket expenses including but not limited to costs for postage, shipping, overnight courier, service bureaus, typesetting, blueprints, models, presentation materials, photocopies, computer expenses, parking fees and tolls, and taxis at cost plus Agency's standard markup of ten percent (10%); and (b) travel expenses including transportation, meals, and lodging, incurred by Agency with Client's prior approval. Expenses will be reimbursed to the extent incurred by Agency in the performance of the services hereunder, provided that total reimbursable expenses shall not exceed $5,000.00 without the prior written approval of Client.

3.4. Expense Reimbursement Documentation: Expenses submitted by Agency for reimbursement by Client shall be substantiated by proper and adequate documentation and receipts. Such expenses must be reasonable in amount, related to and in furtherance of the contract.

3.5. Advance for Expenses. Agency may request that you provide an advance to the Agency to cover anticipated expenses, and will provide the Expense Reimbursement Documentation required above. Any such funds advanced shall be used only for the purpose for which the funds were requested, unless otherwise agreed in writing. Alternatively, the Agency may arrange that bills in amounts over $500.00 for expenses incurred on Client's behalf be sent or forwarded directly to Client for

payment, and will notify Client in writing before doing so.

3.6. Terms of Payment: Unless a mutually agreed Advance for Expenses, receipts for authorized expenses and invoices for services must be presented to the Client before payment can be made. Client shall pay the Agency in accordance with Section 3.4 of the Agreement. Payment will be sent either by check or, or, upon Agency's request and payment of the wire transfer or Federal Express fees, by wire transfer or Federal Express.

4. CLIENT MANAGER AND DIRECT REPORT. Agency shall report to and receive direction from [Troy MacDonald, CEO, and Adam Benchaya, CMO] at Client. [Troy MacDonald] shall be Client's primary contact at Agency.

5. TIMELINE. Client agrees to deliver feedback and/or approval within two (2) business days after the Agency requests a review. If any milestone and/or delivery is delayed due to late feedback or approvals, overages will incur. In the event that Client notifies Agency in writing of delays in its project timeline, Agency may slow or stop work accordingly, and Agency will initiate scheduling a conference with Client to coordinate and determine new due dates and timelines, which shall be memorialized in writing. If Client fails to respond or places the project on hold for longer than ten (10) business days without prior notice and agreement, a new Project Order will be required to continue.

6. ADDITIONAL TERMS

6.1. Client Content: Unless otherwise specified, Client agrees to provide all copywriting, written materials and photography relating to and required to produce the deliverables listed in 2.0.

7. AUTHORIZATION. This Project Order is authorized and incorporated fully by reference in the above-identified Agreement through the signatures below. By their signatures below, each party agrees to be bound by these terms and conditions.

AGENCY:
SANCTUM STUDIOS
1009 Wilcox Ave.
Los Angeles, CA 90038

Name: JORDAN BROZ

Signed: [signature]

Title: CO-FOUNDER

Date: APRIL 6, 2022

CLIENT:
HYFI CORP
20801 Biscayne Blvd. Suite 403
Aventura, FL 33180, USA

Name: Troy E MacDonald

Signed: [signature]

Title: CEO

Date: April 06, 2022

ADDENDUM 1:
INTELLECTUAL PROPERTY PROVISIONS

1. RIGHTS IN THE FINAL DELIVERABLES

   1.1. Final Works. Upon completion of the Services, and expressly conditioned upon full payment of all fees, expenses, and costs due, Agency assigns to Client all of Agency's Copyrights in and to the Final Works, including Trademarks, and Agency shall deliver to Client all Working Files related to the Final Works. Agency shall cooperate with Client and shall execute any additional documents reasonably requested by Client to evidence such assignment, and Client shall reimburse Agency for Agency's reasonable time and out-of-pocket expenses in connection therewith.

   1.2. Trademarks. Client shall have sole responsibility for ensuring that Trademarks do not infringe the rights of third parties, and Client shall indemnify, save and hold harmless Agency from any and all damages, liabilities, costs, losses or expenses arising out of any claim, demand, or action by a third party alleging trademark infringement, or arising out of Client's failure to obtain trademark clearance or permissions, for use of Trademarks.

   1.3. Client Content. Client Content, including pre-existing Trademarks, shall remain the sole property of Client or its respective suppliers, and Client or its suppliers shall be the sole owner of all trademark, trade secrets, patents, Copyrights, and other rights in connection therewith. Client hereby grants to Agency a nonexclusive, nontransferable license to use, reproduce, modify, display and publish the Client Content solely in connection with Agency's performance of the Services and promotional uses of the Deliverables as authorized in this Agreement.

   1.4. Third Party Materials. Intellectual property rights in Third Party Materials shall be owned by the respective third parties. Agency shall inform Client of all Third Party Materials to be procured by Agency that Client may need to license at Client's own expense, and unless otherwise arranged by Client, Agency shall obtain a license for Client to use the Third Party Materials consistent with the usage rights granted herein. Client shall indemnify, save and hold harmless Agency from any and all damages, liabilities, costs, losses or expenses arising out of any claim, demand, or action by a third party arising out of Client's failure to obtain copyright, trademark, publicity, privacy, defamation or other releases or

permissions with respect to materials included in the Final Works at Client's request.

2. RIGHTS RESERVED TO AGENCY

2.1. Preliminary Works/Working Files. Agency retains all proprietary rights, including property ownership, intellectual property rights and Copyrights, in and to all Preliminary Works and Working Files, and Client shall return to Agency all Preliminary Works and Working Files in Client's possession within thirty (30) days of completion of the Services.

2.2. Original Artwork. Agency retains property ownership in any original artwork comprising Final Works, including all rights to display or sell such artwork. Client shall return all original artwork to Agency within thirty (30) days of completion of the Services.

2.3. Agency Tools. Agency Tools and all intellectual property rights therein, including Copyrights, shall be owned solely by Agency. Agency hereby grants to Client a nonexclusive, nontransferable (other than the right to sublicense such uses to Client's publisher, web hosting or Internet service providers), perpetual, worldwide license to use the Agency Tools solely with the Final Deliverables for the Project. Client may not directly or indirectly, in any form or manner, decompile, reverse engineer, or otherwise disassemble or modify any Agency Tools comprising software or technology.

AGENCY:
SANCTUM STUDIOS
1009 Wilcox Ave.
Los Angeles, CA 90038

Name: Jordan Baer
Signed: [signature]
Title: Co-Founder
Date: April 6, 2022

CLIENT:
HYFI CORP
20801 Biscayne Blvd. Suite 403
Aventura, FL 33180, USA

Name: Troy E. MacDonald
Signed: [signature]
Title: CEO
Date: April 06, 2022